                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

               PROSPECTUS SUPPLEMENT NO. 10 DATED NOVEMBER 5, 2001
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

         This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:


NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
HOTRAIL ACQUISITION:
1041855 Ontario, Inc. ....................................................               2,688                 2,688
1392551 Ontario Ltd. .....................................................              32,421                32,421
Acuitive, Inc. ...........................................................               2,161                 2,161
Adimare, Louis R .........................................................                 519                   519
Advantest Corporation ....................................................               8,036                 8,036
Ahn, Daniel H ............................................................               7,883                 7,883
Ain, Mark Stuart .........................................................                 519                   519
Ain, Ross D ..............................................................                 519                   519
Albanese, Glen W .........................................................                 862                   862
Alexander, Leslie L. IRA .................................................               2,595                 2,595
Al-Khaled, Dalal Khaled Zaid .............................................               1,081                 1,081
Al-Khalid, Fahia & Omar Al-Nisif .........................................               1,081                 1,081
Al-Khalid, Lulwa & Alya Al-Bahar .........................................               1,081                 1,081
Allen, Bradley P. and Rebecca J. Allen, Trustees of the Bradley and
Rebecca Allen Trust Dated February 21, 1998 ..............................                 865                   865
Al-Majed, Hussah A. H ....................................................               1,081                 1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq ................................               1,081                 1,081
Alpine Venture Fund, LP. .................................................             205,856               205,856
Al-Sabah, Mariam Nasser ..................................................                 540                   540
American Pacific Venture .................................................               2,679                 2,679
American Pacific Ventures, Inc. ..........................................              10,015                10,015
Archambeault, Philip and Linda ...........................................                 134                   134
Avellar Estates, Ltd. ....................................................                 324                   324
Averett, James E. Jr., MD/IRA ............................................                 404                   404
Avista Ventures, Inc. ....................................................              10,807                10,807
Bam, Eric ................................................................                 235                   235
Bancroft Investments II ..................................................               1,038                 1,038
Bancroft Investments III .................................................               1,038                 1,038
Bancroft Partners ........................................................                 519                   519
Barr, John O. Jr .........................................................                 156                   156

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Barshop, Bruce B .........................................................                 404                   404
Barshop, Jamie L .........................................................                 404                   404
Barshop, Steven ..........................................................                 404                   404
Baulme, Herve ............................................................                 432                   432
Baumgartner, Janet .......................................................                 270                   270
Baumgartner, Walter F ....................................................                 270                   270
Bean, Brian ..............................................................               4,678                 4,678
Beans Plus LLC - Finance .................................................               3,087*                3,087
Beans Plus LLC - SM ......................................................               2,329*                2,329
Bellet, David F ..........................................................               1,613                 1,613
Bestvina, Edward M .......................................................                 268                   268
Binder Complex Family Trust ..............................................                 404                   404
Blackstone Technology Partners, LLC ......................................               4,323                 4,323
Bliessener, Merrylee .....................................................               1,543                 1,543
Boehlke, Robert J ........................................................                 519                   519
Bott, Richard H ..........................................................               1,038                 1,038
Boyadjieff, George .......................................................                 519                   519
BP Amoco Corporation Master Trust for Employee Pension Plans .............              83,659                83,659
Broadview SLP ............................................................               1,038                 1,038
BT Investment Partners, Inc. .............................................               6,284                 6,284
Bucknell University ......................................................               2,076                 2,076
Budworth Investments Ltd. ................................................               2,679                 2,679
Builder Investment Partnership ...........................................                 811                   811
Bumgarner, Donna S .......................................................               1,790                 1,790
Burger Family Trust, The DTD 3/25/98 .....................................                 270                   270
Buten, Matthew IRA .......................................................                 104                   104
BV Private Equity, Ltd. ..................................................               5,231                 5,231
Cadenasso, Richard J .....................................................                 670                   670
Cameron, James ...........................................................                 519                   519
Campbell, Bruce ..........................................................                 618                   618
Campbell, Bruce ACF Casey Campbell U/AZ/UTMA .............................                 206                   206
Campbell, Bruce ACF Christopher Campbell U/AZ/UTMA .......................                 206                   206
Campbell, Bruce ACF Kyle Campbell U/AZ/UTMA ..............................                 206                   206
Campbell, Gordon .........................................................             122,778               122,778
Campion, John E ..........................................................               3,401                 3,401
Carlsen, Dan .............................................................               1,029                 1,029
Carnes, James M ..........................................................                 540                   540
Carr, Laurence J .........................................................               2,022                 2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the Wiley L. Carter &
Nancy M. Carter Trust UDT 3/31/83 ........................................                 104                   104
Cast Enterprises .........................................................               4,323                 4,323
Castle Advisers, L.P. ....................................................               1,557                 1,557
Centaur Business Inc. BVI ................................................               2,161                 2,161
Central Coast Capital Holdings, Inc. .....................................                 721                   721
Ch'ien, Raymond K. F .....................................................                 432                   432
Champion International Corporation Defined Benefit & Defined Contribution
Plan Master Trust ........................................................              32,345                32,345
Chang, Chien C ...........................................................                 519                   519
Chapman, J. A. and Leta M. Chapman Charitable Trust ......................              24,259                24,259
Charter Ventures II, L.P. ................................................              34,377                34,377
Chase Equity Associates, L.P. ............................................              31,421                31,421
Chase Venture Capital Associates, L.P. ...................................           1,209,663             1,209,663

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Chavencap, Ltd. ..........................................................              18,852                18,852
Chiruvolu, Ravi ..........................................................               1,160                 1,160
CIBC Capital Corporation .................................................              20,092                20,092
CIT Group/Equity Investments, Inc. .......................................               6,484                 6,484
Cohen, Matthew S .........................................................                 519                   519
Cohen, Richard ...........................................................                 519                   519
Cohen, Richard B .........................................................               1,081                 1,081
Cohen, Robert D ..........................................................                 519                   519
Coleman, Bobby W .........................................................               2,562                 2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87 .........................               2,022                 2,022
Comerica Bank ............................................................               5,892                 5,892
Cooper Revocable Trust DTD 7/26/96 .......................................                 519                   519
Corrigan Family Trust U/D/T date June 12, 1984, The ......................               1,038                 1,038
Costa, Fran ..............................................................               1,543                 1,543
CPS Employees' Pension Trust .............................................              26,979                26,979
Cunningham, Sherman ......................................................                 268                   268
Dailey, Roger E ..........................................................                 404                   404
Dale, Peter ..............................................................                 130                   130
Davidson, Craig L ........................................................               1,374                 1,374
Davidson, Mari ...........................................................               1,374                 1,374
Davis, Jarrett L. III ....................................................               2,021                 2,021
Daystar Realty Limited ...................................................                 821                   821
DeGeorge, Lawrence F .....................................................               5,190                 5,190
Del Biaggio III, William J ...............................................                 216                   216
Delmon, Edmond S .........................................................               4,323                 4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living Trust Dated June
16, 1994 .................................................................                 519                   519
Diamond Shamrock Refining and Marketing Company ..........................               1,120                 1,120
Dolan, A. Barr ...........................................................              18,852                18,852
Dolch, Volker ............................................................               1,038                 1,038
Domescik, Dr. Gerald .....................................................                 202                   202
Domescik, Dr. Gerald P/S Master Trust Northwest Radiology Consultants ....                 404                   404
Dominion Financial LLC ...................................................              61,749                61,749
Donnelly, Edwin H. MD ....................................................                 809                   809
Dorris, Stephanie ........................................................              10,292                10,292
Douglas, J. Robert IRA Rollover ..........................................                 404                   404
Duenner, Stephen R. and Ruthie B .........................................               2,022                 2,022
Eberts, Donald ...........................................................              74,440                74,440
Edelson, Harry ...........................................................               1,038                 1,038
Egan, Richard ............................................................              23,158                23,158
ELG Limited ..............................................................               2,688                 2,688
Evans, Matthew ...........................................................                 103                   103
Exis Inc. ................................................................                 857                   857
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust ............                 540                   540
F&W Investments 1996-II ..................................................               6,175                 6,175
F&W Investments 2000 .....................................................               9,357                 9,357
FINAMA Private Equity FCPR ...............................................               6,484                 6,484
First Formosa II Technology Investment Corp. .............................             331,429               331,429
First Formosa Technology Investment Holding Company Limited ..............             107,293               107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account #183315-0001 .........                 270                   270

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Florentine Siena Partners LLC ............................................               1,571                 1,571
Foster & Foster ..........................................................               8,325                 8,325
Fountain, Tracy ..........................................................               1,000                 1,000
Fu, Kevin J. Irrevocable Trust ...........................................               2,058                 2,058
Fu, Shuiti ...............................................................               1,029                 1,029
Fu-Jing Trust created on November 23, 1999 ...............................             564,161               564,161
Fujitsu Devices, Inc. ....................................................               8,963                 8,963
Future International Yugen Kaisha, The ...................................               2,679                 2,679
Gallagher, Vincent E. IRA, Bear Stearns Security Corp. Custodian for .....                 415                   415
Gandhi, Gunavati .........................................................               4,318                 4,318
Georgia Tech Foundation Inc. .............................................               1,500                 1,500
Gerlach & Co. ............................................................              10,807                10,807
Goldman - Valerine Family Trust ..........................................                 519                   519
Gorman, Joseph T .........................................................               1,038                 1,038
Gorman, William S ........................................................               5,146                 5,146
Gottstein, Bernard J .....................................................               2,022                 2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L. Hart, Trustees .               1,160                 1,160
Great American Ventures LLC ..............................................               2,161                 2,161
Greb, Charles E ..........................................................               6,403                 6,403
Greene, Natalie F ........................................................                  20                    20
Grenon-Malzacher LLC .....................................................                 540                   540
Gridley, Linda Bornhuetter ...............................................                 519                   519
Gupta, Ram Paul ..........................................................                 519                   519
Gustafson, Corrie S ......................................................                 292                   292
Gutierrez, Salvador O ....................................................                 540                   540
GVC Cayman Corporation ...................................................              28,608                28,608
H.E. Butt Grocery Company ................................................                 560                   560
Halff, Alex H ............................................................               1,089                 1,089
Halff, Glenn A ...........................................................                  93                    93
Halff, Harry A ...........................................................                  93                    93
Halff, James A ...........................................................                  94                    94
Hall, David M ............................................................                 216                   216
Harrison, Donald C .......................................................               1,160                 1,160
Harrison, Keith ..........................................................               1,339                 1,339
Hart, Milledge and Patti .................................................               1,081                 1,081
Hartman, Greg ............................................................               1,029                 1,029
Head, Andrew M ...........................................................                 404                   404
Head, John F. Jr .........................................................                 404                   404
Hennessy, John M .........................................................                 519                   519
Henningsen, Lee A ........................................................               1,038                 1,038
Hershner, Thomas L .......................................................                 216                   216
HFM Charitable Remainder Trust ...........................................               5,404                 5,404
Hill Family Foundation, Inc., The ........................................               1,038                 1,038
Hillman, James L .........................................................               1,029                 1,029
Hix, Thomas C ............................................................               1,029                 1,029
Hixon, George C ..........................................................               6,204                 6,204
Hoang, Tuong .............................................................               1,482                 1,482
Holarud Partners 394 .....................................................               4,043                 4,043
Hoover, Mark .............................................................               3,087                 3,087
Hou, David C. Trust 2/1/2000, David C. Hou, Trustee ......................                 648                   648
House, David L ...........................................................                 104                   104

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Howard, David L ..........................................................               6,204                 6,204
Hsieh, H.L ...............................................................              28,608                28,608
Iacovone, Jack J .........................................................                 862                   862
Idanta Partners, Ltd. ....................................................               2,076                 2,076
Incaval S.A. Panama ......................................................               1,945                 1,945
Ingrams, LV. & R.A .......................................................               1,081                 1,081
Innotech Corporation .....................................................              31,421                31,421
Innovatech Associates ....................................................              14,408**              14,408
Ironwood Partners, Ltd. ..................................................               1,621                 1,621
ITC Ventures, Inc. .......................................................              12,568                12,568
ITM Investments, Inc. ....................................................               2,679                 2,679
J.S. Robinson Associates .................................................               1,038                 1,038
Jacobson, Alexander D. Trustee of the Jacobson Living Trust U/D/T dated
5/21/86 as Restated 2/5/97 ...............................................                 865                   865
Jaedicke, Robert K. Family Trust .........................................               1,160                 1,160
Janetty, Louis ...........................................................                 803                   803
Jath Oil Company .........................................................               4,043                 4,043
Jiang, Guoqing "James" ...................................................               2,599                 2,599
Jing, Wen ................................................................                 411                   411
Joerger, Tricia ..........................................................                 906                   906
Johnson, Roger W .........................................................                 208                   208
Johnson, Theodore Gus ....................................................                 571                   571
Jones, Harvey N ..........................................................                 519                   519
Joyful Domaine Co., Ltd. .................................................               8,036                 8,036
Kaga Electronics Co., Ltd. ...............................................               2,679                 2,679
Kallow East International S.A ............................................               3,234                 3,234
Kano, Osamu ..............................................................               1,608                 1,608
Kantz, The Phillip C. & Barbara J., Revocable Trust dated June 16,
1992 .....................................................................               2,679                 2,679
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum ....................               1,038                 1,038
Katz Family Trust, The ...................................................                 519                   519
Kawamura, Eiji ...........................................................               6,568                 6,568
Kaye, Eric ...............................................................               4,678                 4,678
Keck, Chad W. IRA ........................................................                 519                   519
Keilhacker, Kurt .........................................................              17,703                17,703
Kenney, Vincent ..........................................................                 104                   104
Kenny, Gerard J ..........................................................                 216                   216
Kertson, Richard A. & Leanna, Joint Tenants ..............................               1,038                 1,038
Kiger, F. Gray Jr ........................................................                 519                   519
Klatt, Andrew K ..........................................................               1,161                 1,161
Krinsky, David and Cathy Trustees of the Krinsky Living Trust, DTD
10/20/95 .................................................................                 216                   216
Kufis, Andrew C ..........................................................               2,058                 2,058
Kufis, James C ...........................................................             127,248               127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust ......................               2,058                 2,058
Kyle Investments/A Partnership ...........................................               2,426                 2,426
Ladensohn, David A .......................................................                 622                   622
Ladensohn, Eliza H .......................................................                  32                    32
Ladensohn, Kenneth R .....................................................               2,562                 2,562
LaFountain, Tad ..........................................................                 836                   836
Lang, Dr. William C. Jr ..................................................                 202                   202
Lang, Dr. William C. Jr., P.S. Northwest Radiology Consultants ...........                 404                   404
Larson, Robert E .........................................................              55,381                55,381

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Latta Family Trust .......................................................                 514                   514
Lauder, Gary .............................................................               2,161                 2,161
Lawrence, Damon and Marian Trustees of the Lawrence Living Trust DTD
December 15, 1995 ........................................................                 432                   432
Lee, C. Quincy Estate ....................................................               2,022                 2,022
Lee, Liang Chen ..........................................................              21,467                21,467
Leininger, James R .......................................................               1,120                 1,120
Lepofsky, Robert J .......................................................               1,038                 1,038
Levine, Larry ............................................................                 108                   108
Levy Family Trust Dtd 2/18/83, The .......................................               1,038                 1,038
Ligeti, Conner ...........................................................                 618                   618
Ligeti, Hunter ...........................................................                 618                   618
Ligeti, Kiersten .........................................................                 618                   618
Ligeti, Robert ...........................................................                 618                   618
Lin, David Fonglu and Wand H .............................................               1,038                 1,038
Lirola, Bernard IRA, Bear Stearns Securities Corp. Custodian .............                 208                   208
Long, Junsheng ...........................................................               1,860                 1,860
LOR, Inc. ................................................................              20,215                20,215
Lorton, Robert E .........................................................               2,022                 2,022
Love, Dixie L ............................................................                 292                   292
Macricostas, Constantine .................................................                 519                   519
Magid, James I ...........................................................                 208                   208
Majesco Sales, Inc. Profit Sharing Plan ..................................                 536                   536
Mandaric, Milan ..........................................................               2,076                 2,076
Marazita, Frank ..........................................................              18,054                18,054
Marocco, William L .......................................................                 403                   403
Marshall, James R ........................................................               2,903                 2,903
Marshall, Joseph .........................................................                 823                   823
Marshall, Robert and Sarane Marshall as Trustees of the Robert Marshall
and Sarane Marshall Trust U/A dated 7/21/94 ..............................              11,276                11,276
Martin, James N ..........................................................                 540                   540
MC Silicon Valley, Inc. ..................................................               6,284                 6,284
McCombs Family, LLC ......................................................               5,163                 5,163
McDermott, Robert F ......................................................               2,022                 2,022
McKee, E. Stanton Jr .....................................................                 519                   519
McManus, John J ..........................................................                 519                   519
McNeil, John D ...........................................................                 403                   403
McNutt, Amy Shelton Charitable Trust .....................................               2,562                 2,562
McWalters, Agnes .........................................................                 100                   100
McWalters, Kevin .........................................................                 200                   200
McWalters, Robert ........................................................                 100                   100
Mendicino, V. Frank ......................................................              25,429                25,429
Michaelson, John C .......................................................               4,378                 4,378
Mineck, John D ...........................................................                 519                   519
Mitsui Comtek Corp. ......................................................               8,963                 8,963
Moody, J. Roger, Roth IRA ................................................                 519                   519
Moonan, Jeffrey P ........................................................                 156                   156
Moore, Gordon E. & Betty I. Moore, Trustees of the Gordon E. Moore and
Betty I. Moore Trust u/a/d 10/9/73 .......................................               2,076                 2,076
Morihiro, Koji ...........................................................               8,852                 8,852
Morse, David .............................................................               1,081                 1,081
Mulderig, Jane F .........................................................                 809                   809
Multitimes Ltd., a subsidiary of Computrol Limited .......................              11,642                11,642

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
MVC Global Japan Fund I ..................................................               2,679                 2,679
Nason, Norman A ..........................................................               5,146                 5,146
Natcan Investment Management .............................................              24,259                24,259
National Bancorp of Alaska, Inc. .........................................               8,086                 8,086
National Christian Charitable Foundation, Inc. ...........................               1,344                 1,344
National Industries Group ................................................               3,242                 3,242
NBR - Needham 2 Partnership ..............................................               1,401                 1,401
Needham & Company, Inc. ..................................................               4,186                 4,186
Needham 1997 Investment LLC ..............................................               2,074                 2,074
Needham Capital Partners II (Bermuda), L.P. ..............................               1,183                 1,183
Needham Capital Partners II, L.P. ........................................              10,831                10,831
Needham, George A ........................................................               4,378                 4,378
Niedland, Suzanne L ......................................................                 519                   519
Nissenbaum, Robert .......................................................               6,175                 6,175
NTT Leasing Capital (U.S.A.) Inc. ........................................               6,284                 6,284
Occhipinti, John C .......................................................               7,883                 7,883
Occhipinti, Vincent M ....................................................              55,381                55,381
Olmos Partners ...........................................................               2,426                 2,426
Onopchenco, Laura ........................................................               3,190                 3,190
Ontario Teachers' Pension Plan Board .....................................             974,898               974,898
Pacific Coast Investors, Ltd. ............................................             262,980               262,980
Panasonic Technologies, Inc. .............................................               8,036                 8,036
Pantazelos, Peter G ......................................................                 259                   259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83 ...........................                 519                   519
Pasternoster, Paul .......................................................               3,911                 3,911
Patil, Suhas S ...........................................................               1,038                 1,038
Perlegos, George & Angeliki ..............................................                 519                   519
Perlegos, Gust ...........................................................                 519                   519
Phillips, Terry ..........................................................                 803                   803
Phoenix Leasing Incorporated .............................................               7,071                 7,071
Pickard, Wesley C. Revocable Living Trust U/A 9/25/96 ....................                 324                   324
Pictet & Cie (as nominee) ................................................                 865                   865
Plakoura Investment Corporation ..........................................               4,018                 4,018
Poirer, Lynn .............................................................                 111                   111
Poitras, James P .........................................................                 519                   519
Ponce, Silvia A ..........................................................                 519                   519
Poppa, Ryal Robert .......................................................                 519                   519
Positioning Strategies ...................................................               3,430                 3,430
Price, Peter R ...........................................................                 865                   865
Prior, John J. Jr ........................................................               3,859                 3,859
Public Institution for Social Security - Kuwait ..........................               8,208                 8,208
Pywood Investment Corporation ............................................               1,297                 1,297
Race, Stephen as custodian for Eric L. Race ..............................                  27                    27
Race, Stephen as custodian for Katherine M. Race .........................                  27                    27
Race, Stephen M ..........................................................                 523                   523
Ragland, Ronald E. & Linda C .............................................                 519                   519
Ready, Matt ..............................................................               1,029                 1,029
Rees, Robert W ...........................................................               2,093                 2,093
Rees/Source Ventures #13, LLC ............................................              25,721                25,721
Rees/Source Ventures Limited Partnership #7 ..............................                 809                   809
Rees/Source Ventures, Inc. ...............................................               1,030                 1,030
Regime de rentes du Mouvement des Caisses ................................              21,614                21,614
Reinhold, Walter B .......................................................               1,038                 1,038

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Reiser, Jr., Robert E. IRA FBO DLJSC as custodian ........................                  81                    81
Ridley, Judy L ...........................................................               2,058                 2,058
Robertson Stephens Inc. FBO U.S. Small Business Administration ...........              38,685                38,685
Robinson Partners ........................................................               1,038                 1,038
Robinson, James S. Trust u/a Dtd 1/1/82 ..................................                 519                   519
Rogan, Paul ..............................................................                 519                   519
Rollins Investment Fund ..................................................              10,807                10,807
Rollins, Gary W ..........................................................               2,161                 2,161
Rollins, R. Randall ......................................................               2,161                 2,161
Roselli, Robert and Linda Roselli, JtTen .................................               2,161                 2,161
Rosen, Benjamin M ........................................................                 803                   803
Rosenberg, Philip L ......................................................                 670                   670
Rothschild Bank AG, Acting as nominee ....................................                 865                   865
Royal Bank of Canada .....................................................              21,614                21,614
S. Barshop Investments, Ltd. .............................................               2,830                 2,830
Saalfield, James .........................................................                 519                   519
Salient Investment L.T.D .................................................               1,081                 1,081
Sanderson, Stuart W ......................................................                 208                   208
Sasca Investissement .....................................................               1,729                 1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust ..............................                 259                   259
Schroeder Family Trust, The ..............................................               1,038                 1,038
Schwarzer, Fred M ........................................................               1,160                 1,160
Schweichler Associates ...................................................               2,058*                2,058
Seaver Partners ..........................................................                 519                   519
Seawell, A. Brooke .......................................................                 259                   259
Selby Venture Partners, L.P. .............................................              25,160                25,160
Selby, Richard ...........................................................                 324                   324
Select Ventures, L.L.C ...................................................                 270                   270
Semmes Partnership, Ltd. .................................................               2,887                 2,887
Senner, Valerie ..........................................................               2,210                 2,210
Sentry Insurance a Mutual Company ........................................               8,646                 8,646
Shetler, Joy .............................................................                 205                   205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999 ...........................                 270                   270
Shinko Electric America, Inc. ............................................               8,036                 8,036
Shoemaker Family Partner .................................................                 259                   259
Shriner, Donald R. and Marguerite E. Trust Agreement dated 4/25/95 .......               5,146                 5,146
Sicklesteel, R. David ....................................................                 536                   536
Siemens Venture Capital ..................................................              13,394                13,394
Silicon Valley Bancshares ................................................               2,241                 2,241
Silver Tiger Enterprises .................................................               2,374                 2,374
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh Trust UDT April 17,
1986 .....................................................................                 415                   415
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry & Cheryl L. Smart
Revocable Trust dtd March 29, 1995 .......................................                 519                   519
Smith, Roger Living Trust ................................................                 324                   324
Smith, Walstein Bennett III ..............................................               2,058                 2,058
Sobrato Development Co. #910 .............................................               2,679                 2,679
Sobrato, John Michael 1985 Separate Property Trust .......................                 629                   629
Sobrato, Lisa Ann 1987 Trust .............................................                 629                   629
Sobrato, Sheri Jean 1987 Trust ...........................................                 629                   629
Spersibs L.P. ............................................................               4,043                 4,043

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Staebler, Michael ........................................................                 162                   162
State Street Bank and Trust Company as Trustee for Equifax, Inc. U.S. ....
Retirement Income Plan ...................................................              26,979                26,979
Steidel, AnnDee L ........................................................                  42                    42
Steidel, AnnDee L., ACF Jane L. Steidel U/TX/UTMA ........................                  32                    32
Stein, A.J. Trust UTD dated Oct. 14, 1983, The ...........................               1,038                 1,038
Stern, Jonathan ..........................................................                 404                   404
Stewart, John G ..........................................................               4,323                 4,323
Stolar, Bernard ..........................................................                 536                   536
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82 .......................                 519                   519
Stumberg, Diana M ........................................................                 432                   432
Stumberg, Eric B .........................................................                 432                   432
Stumberg, Jr., Louis H ...................................................                 432                   432
Stumberg, Mary Pat .......................................................                 865                   865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under Declaration of
Trust Dtd 8/8/97 .........................................................                 519                   519
Synergy Inc. Retirement Plan Trust .......................................               2,698                 2,698
Synnex Information Technologies, Inc. ....................................                 536                   536
Tamarind Investments, Ltd. ...............................................               2,161                 2,161
Techfund Capital Management II, LLC ......................................              10,274                10,274
Techfund Capital Management, LLC .........................................              55,519                55,519
Technology Ventures Investment Fund, LLC .................................               1,898                 1,898
Telekom Malaysia Berhad ..................................................              18,852                18,852
Testa, Richard J .........................................................                 104                   104
Thales Corporate Ventures S.A ............................................              20,092                20,092
Therrien, Robert J .......................................................               1,038                 1,038
Thornton, Sally B. Trust Dtd 8/14/91 .....................................                 519                   519
Tinicum Investors ........................................................               1,038                 1,038
Tokio Marine and Fire Insurance Co., Ltd., The ...........................              13,394                13,394
Tomita, Lane .............................................................               2,187                 2,187
Tompkins Family Trust, The DTD 3/16/90 ...................................                 519                   519
Townes, David K. IRA .....................................................                 156                   156
Traeger Family Trust .....................................................                 482                   482
Trapani, Lisa C ..........................................................                 823                   823
Tretton Revocable Trust ..................................................                 268                   268
Treutlen House At New Ebenenzer ..........................................                 521                   521
Trimble Navigation Limited Non Qualified Compensation Plan FBO Charles R .
Trimble ..................................................................                 259                   259
Trimble, Charles R. Separate Property Trust ..............................                 259                   259
Trinity University .......................................................              10,247                10,247
U.S. Small Business Administration .......................................             140,637               140,637
University of Tennessee, The .............................................              16,172                16,172
Unterberg, Thomas I ......................................................               2,679                 2,679
USAA Investment Management Company .......................................              42,422                42,422
Vadasz Investment Trust dtd 3/15/99, Cindy S. Butler Trustee .............                 519                   519
Van Der Wansem, Paul J ...................................................                 519                   519
Van Horne, Charles H .....................................................                 216                   216
VantagePoint Venture Partners III (Q) LP. ................................              11,921                11,921
VantagePoint Venture Partners III LP. ....................................               1,473                 1,473
Varner, Roseanne Hirsch ..................................................                 519                   519
Vaughn, David E ..........................................................                 270                   270
Veerappan, Armachalam ....................................................               3,742                 3,742
Venkatesh Family Living Trust ............................................                 324                   324

NAME                                                                             COMMON STOCK OWNED       COMMON STOCK
----                                                                            PRIOR TO THE OFFERING    OFFERED HEREBY
                                                                                ---------------------    --------------
Venture Lending & Leasing II, Inc. .......................................              18,278                18,278
Venture Lending & Leasing, Inc. ..........................................               7,833                 7,833
Viel et Cie ..............................................................               1,081                 1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96 ........................               1,038                 1,038
Wade Family Trust ........................................................               1,038                 1,038
Wah, Wong Ying ...........................................................              68,962                68,962
Wang, Manzhen ............................................................               1,029                 1,029
Wasserstein Adelson Ventures, L.P. .......................................             271,356               271,356
Weathers, William J. II ..................................................                 121                   121
Weiskopf Silver & Co. ....................................................                 778                   778
Wellington Trust, Robert Cohn, Trustee ...................................               1,160                 1,160
West Coast Venture Capital, Ltd. .........................................              16,074                16,074
Whims, James .............................................................              14,303                14,303
Whims, Robert ............................................................               1,000                 1,000
Whims, Timothy ...........................................................               1,000                 1,000
Wierenga, Ellie ..........................................................                 233                   233
Williams, Erika ..........................................................               1,479                 1,479
Willis, Mary Ellen .......................................................               1,081                 1,081
Wilson, Robert C .........................................................                 519                   519
Witter, Michael David ....................................................                 519                   519
Wolfson Family Trust .....................................................               1,081                 1,081
Woodside Fund III SBIC, L.P. .............................................              50,272                50,272
Woodside Fund IV L.P. ....................................................              42,105                42,105
WPEP Ventures, LLC .......................................................               9,357                 9,357
WS Investment Company 99A ................................................                 200                   200
WS Investment Company 98A ................................................                 314                   314
Wu, Kuo-Yong .............................................................               7,163                 7,163
Wu, Yung-Fung ............................................................              28,608                28,608
Xanadu Partners ..........................................................               1,038                 1,038
Yeah, Solomon ............................................................               7,163                 7,163
Yost, Mary Louise TTEE Mary Louise Yost Revocable Trust U/D 1/17/01 ......                 809                   809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees ................                 216                   216
Zuckerman, Matthew .......................................................               4,652                 4,652
                                                                                     ---------             ---------
                                                                     Total           6,529,885             6,529,885
                                                                                     =========             =========

*        Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.